UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2025
SALARIUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Holcombe Blvd. Suite X Houston, TX		77021
(Address of principal executive offices)		(Zip Code)
(713) 913-5608
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SLRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01. Entry into Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed by Salarius Pharmaceuticals, Inc. (the “Company”) on January 13, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Decoy Therapeutics MergerSub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“First Merger Sub”), Decoy Therapeutics MergerSub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Second Merger Sub”), and Decoy Therapeutics Inc. (“Decoy”). Pursuant to the Merger Agreement, wholly owned subsidiaries of the Company will merge with and into Decoy (the “Merger”), with Decoy surviving as a wholly owned subsidiary of the Company. The closing of the Merger (the “Closing”) is conditioned upon, among other things, minimum proceeds from offerings of at least $6.0 million (collectively, the “Qualified Financing”) and the continued listing of the Company’s common stock (“Common Stock”) on Nasdaq (as the term is defined below).

The Merger Agreement provides that the number of shares of Common Stock and the number of shares of Common Stock underlying the Company’s Series A Preferred Stock to be issued at Closing is based on an exchange ratio which assumes a base value of $28.0 million for Decoy and $4.6 million for the Company. In the original Merger Agreement, this ratio was subject to adjustment based on the balance sheet cash available to each of the Company and Decoy at Closing (excluding any proceeds raised in the Qualified Financing).

On March 28, 2025, the Company, First Merger Sub, Second Merger Sub and Decoy entered into Amendment No.1 to the Merger Agreement (“Amendment No.1”), pursuant to which the parties agreed to eliminate the adjustment based on the relative balance sheet cash available to the Company and Decoy at Closing. Accordingly, under Amendment No. 1, the relative ownership percentages of the combined company is effectively fixed, with Company legacy stockholders retaining 14.1% and Decoy’s legacy stockholders retaining 85.9% of the combined company following the completion of the Merger, in each case calculated on a fully-diluted basis, and before taking into account the dilutive effects of the Qualified Financing and any issuance of shares pursuant to such Qualified Financing after January 10, 2025, the date of entry into the original Merger Agreement. Except as modified by Amendment No. 1, the terms of the Merger Agreement remain in full force and effect.

The foregoing description of Amendment No. 1 is not complete and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 26, 2025, the Company received a letter (the “Notice”) from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that based on the financial statements contained in its Form 10-K for the year ended December 31, 2024, the Company no longer complies with the requirement under Nasdaq Listing Rule 5550(b)(1) to maintain a minimum of $2.5 million in stockholders’ equity for continued listing on the Nasdaq Capital Market (the “Equity Standard”). In addition, as of March 28, 2025, the Company does not meet the alternative compliance standards relating to the market value of listed securities or net income from continuing operations.

The Notice is not a notice of delisting and has no immediate effect on the Company’s listing on the Nasdaq Capital Market. The Company has until May 12, 2025 to either regain compliance with the Equity Standard or submit a plan to Nasdaq to regain compliance with the Equity Standard (a “Compliance Plan”). If the Compliance Plan is accepted, Nasdaq may grant the Company an extension of up to 180 days from the date of the Notice to regain compliance with the Equity Standard.

The Company is presently evaluating various courses of action to regain compliance and intends to regain compliance or timely submit a Compliance Plan. However, there can be no assurance that the Company’s Compliance Plan will be accepted or that if it is, the Company will be able to regain compliance and maintain its listing on the Nasdaq Capital Market. If the Company's Compliance Plan is not accepted or if Nasdaq does not grant an extension until September 22, 2025 and the Company does not regain compliance by May 12, 2025, or if the Company fails to satisfy another Nasdaq requirement for continued listing, Nasdaq could provide notice that the Company’s securities will become subject to delisting. In such event, Nasdaq rules permit the Company to request a hearing before an independent Hearings Panel which has the authority to grant the Company an extension of time of up to 180 calendar days to regain compliance.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Salarius, Decoy, the proposed Merger, the Qualified Financing and other matters, including without limitation, statements relating to the Company’s intention and ability to regain compliance with the Equity Standard and maintain compliance with the other Nasdaq listing standards, the satisfaction of the conditions to and consummation of the Merger, the expected timing of the Closing, the expected ownership percentages of the combined company and Salarius’ estimates of its expected net cash at Closing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Salarius, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the Closing are not satisfied, including uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Salarius and Decoy to consummate the Merger, including completing a Qualified Financing; and risks related to Salarius’ ability to correctly estimate its expected net cash at Closing and estimate and manage its operating expenses and its expenses associated with the proposed Merger pending Closing. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the U.S. Securities and Exchange Commission which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. The list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this communication or to reflect actual outcomes, expect as required by law, and expressly disclaims any obligation to revise or update any forward-looking statement to reflect future events or circumstances.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

2.1
Amendment No.1 to the Agreement and Plan of Merger, dated as of March 28, 2025, by and among Salarius Pharmaceuticals, Inc., Decoy Therapeutics, Inc., Decoy Therapeutics MergerSub I, Inc. and Decoy Therapeutics MergerSub II, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARIUS PHARMACEUTICALS, INC.

Date: March 28, 2025	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum Executive Vice President & Chief Financial Officer